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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration on Form S-4 of our report dated February 13, 1998, included in Pogo Producing Company's Annual Report on Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.


                                             ARTHUR ANDERSEN LLP
                                             /s/ Arthur Andersen LLP

Houston, Texas
February 10, 1999